Exhibit 99.2

CHAMBERS STREET PROPERTIES

Supplemental Information | Fourth Quarter 2013 | 1

This supplemental information is available on the Company's website at www.chambersstreet.com. This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided from the perspective of timeliness to assist readers of quarterly and annual financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.
Forward-Looking Statements
This supplemental information may contain various "forward-looking statements." You can identify forward-looking statements by the use of forward-looking terminology such as "believes," "expects," "may," "will," "would," "could," "should," "seeks," "approximately," "intends," "plans," "projects," "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Statements regarding the following subjects may be impacted by a number of risks and uncertainties such as our business strategy; our ability to obtain future financing arrangements; estimates relating to our future distributions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our products, operations and business; and the use of the proceeds of any offerings of securities. The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. These beliefs, assumptions and expectations are subject to risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks before you make an investment decision with respect to our common shares, along with the following factors that could cause actual results to vary from our forward-looking statements such as: general volatility of the securities markets in which we participate; national, regional and local economic climates; changes in supply and demand for office and industrial properties; adverse changes in the real estate markets, including increasing vacancy, decreasing rental revenue and increasing insurance costs; availability and credit worthiness of prospective tenants; our ability to maintain rental rates and maximize occupancy; our ability to identify and secure acquisitions; our failure to successfully manage growth or operate acquired properties; our pace of acquisitions and/or dispositions of properties; risks related to development projects (including construction delay, cost overruns or our inability to obtain necessary permits); payment of distributions from sources other than cash flows and operating activities; receiving corporate debt ratings and changes in the general interest rate environment; availability of capital (debt and equity); our ability to refinance existing indebtedness or incur additional indebtedness; failure to comply with our debt covenants; unanticipated increases in financing and other costs, including a rise in interest rates; the actual outcome of the resolution of any conflict; material adverse actions or omissions by any of our joint venture partners; our ability to operate as a self-managed company; availability of and ability to retain our executive officers and other qualified personnel; future terrorist attacks in the United States or abroad; the ability of our operating partnership to continue to qualify as a partnership for U.S. federal income tax purposes; our ability to continue to qualify as a REIT for U.S. federal income tax purposes; foreign currency fluctuations; changes to accounting principles, policies and guidelines applicable to REITs; legislative or regulatory changes adversely affecting REITs and the real estate business; and environmental, regulatory and/or safety requirements. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and other documents of the Company on file with or furnished to the SEC. Any forward looking statements made in this press release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or its business or operations. Except as required by law, the Company undertakes no obligation to update publicly or revise any forward looking statement, whether as a result of new information, future developments or otherwise. We caution you that actual outcomes and results may differ materially from what is expressed, implied or forecast by our forward looking statements.
Credit ratings may not reflect the potential impact of risks relating to the structure or trading of the Company’s shares and are provided solely for informational purposes. Credit ratings are not recommendations to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. The Company does not undertake any obligation to maintain the ratings or to advise of any change in ratings. Each agency’s rating should be evaluated independently of any other agency’s rating. An explanation of the significance of the ratings may be obtained from each of the rating agencies.
The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the year ended December 31, 2013 included in the Form 10-K to be filed on or about March 3, 2014.

Supplemental Information | Fourth Quarter 2013 | 2

CHAMBERS STREET PROPERTIES
Company Profile

Chambers Street Properties is a real estate investment trust focused on acquiring, owning and operating net leased industrial and office properties, leased to creditworthy tenants.
We were formed on March 30, 2004 and commenced operations in July 2004. During 2006, we became a public reporting company and through January 2012, we raised approximately $2.5 billion in gross offering proceeds. On May 21, 2013, we listed our Common Shares on the New York Stock Exchange under the ticker symbol "CSG."
As of December 31, 2013, we had ownership interests in 129 primarily net leased industrial (primarily warehouse/distribution) and office properties located in 20 U.S. states, France, Germany and the United Kingdom. As of December 31, 2013, our portfolio encompassed 35.3 million net rentable square feet and was 96.5% leased.

Credit Ratings

Standard & Poor's Ratings Services: BBB-	Moody's Investors Ratings: Baa3

Senior Management

Jack A. Cuneo President and Chief Executive Officer	Philip L. Kianka Executive Vice President and Chief Operating Officer	Martin A. Reid Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Christopher B. Allen Executive Vice President of Capital Markets and Finance	Nickolai S. Dolya Executive Vice President and Chief Marketing Officer	Hugh S. O'Beirne, Esq. Senior Vice President and General Counsel

Offices and Contact Information

Corporate Headquarters 47 Hulfish Street Suite 210 Princeton, NJ 08542 (609) 683-4900	Los Angeles Regional Office 515 S. Flower Street Suite 1020 Los Angeles, CA 90071 (213) 405-5927	Transfer Agent DST Systems, Inc. 430 W 7th St. Ste 219345 Kansas City, MO 64105 (855) 450-0288

Investor Relations Nick Dolya Chief Marketing Officer 47 Hulfish Street Suite 210 Princeton, NJ 08542 (407) 212-7068 Nick.Dolya@cspreit.com	Institutional Relations Stephen Swett ICR, LLC 761 Main Avenue Norwalk, CT 06851 (203) 682-8377 Stephen.Swett@icrinc.com	Media Relations Gallen.Neilly Tim Gallen Tim@Gallen.com Andrew Neilly Andrew@Neilly.com (925) 930-9848

Supplemental Information | Fourth Quarter 2013 | 3

CHAMBERS STREET PROPERTIES
Quarterly Highlights

Earnings

•	FFO: $0.15 per diluted share, or $34.9 million, which represents a decrease of $0.01 per diluted share compared to Q3 2013 and an increase of $0.12 per diluted share compared to Q4 2012.

•	Core FFO: $0.17 per diluted share, or $39.1 million, unchanged per diluted share compared to Q3 2013 and an increase of $0.06 per diluted share compared to Q4 2012.

•	AFFO: $0.14 per diluted share, or $34.1 million, which represents a decrease of $0.01 per diluted share compared to Q3 2013 and an increase of $0.04 per diluted share compared to Q4 2012.
Operating

•	Percentage Leased: 96.5% as of December 31, 2013.

•	Leasing: Leased 971,758 rentable square feet comprised of 817,107 rentable square feet of renewals and 154,651 rentable square feet of new leases.
Acquisitions and Dispositions

•
Acquisitions: Acquired three properties totaling 1,607,611 rentable square feet in Germany and France through an unconsolidated joint venture for a purchase price of $106.0 million, at our pro rata share.

•
Dispositions: Sold two wholly-owned properties for $31.1 million and three unconsolidated properties for a gross sales price of $85.5 million, of which our pro rata share was approximately $73.0 million.

Credit Ratings

•
Obtained an investment grade credit rating from Moody's of Baa3 during the fourth quarter and obtained an investment grade credit rating of BBB- from Standard & Poor's during the first quarter of 2014.

Supplemental Information | Fourth Quarter 2013 | 4

CHAMBERS STREET PROPERTIES
Financial Highlights
(Unaudited)
($ In Thousands, Except Share Data)

	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012
Portfolio Statistics:
Number of Consolidated Properties	99	101	99	99	82
Number of Unconsolidated Properties (1)	30	30	30	30	47
Total Properties	129	131	129	129	129
Total Net Rentable Square Feet (1)	35,267,652	34,539,220	34,153,941	34,062,119	34,062,119
Approximate Acquisition Cost (2)	$3,335,719	$3,344,414	$3,286,756	$3,286,717	$3,141,539
Percentage Leased (3)	96.5%	96.0%	95.5%	97.0%	97.8%
Balance Sheet Items:
Total Assets (2)	$3,213,687	$3,201,727	$3,177,835	$3,174,571	$3,055,424
Total Debt (2)	$1,607,974	$1,556,463	$1,500,479	$1,338,096	$1,234,393
Total Shareholders' Equity	$1,484,650	$1,499,169	$1,528,602	$1,682,298	$1,657,333

	Three Months Ended		Year Ended
	December 31,		December 31,
	2013	2012	2013	2012
Income Items:
Total Revenues (2)	$83,711	$76,208	$329,346	$299,437
Net Operating Income - GAAP Basis (2)(4)	$60,631	$56,007	$238,590	$218,022
Net Operating Income - Cash Basis (2)(4)	$59,753	$54,221	$230,278	$207,156
Net Income (Loss)	$4,037	$(26,571)	$83,346	$(43,008)
Funds from Operations (FFO) (5)	$34,895	$6,646	$143,058	$85,895
Core Funds from Operations (Core FFO) (5)	$39,074	$26,758	$158,125	$119,235
Adjusted Funds from Operations (AFFO) (5)	$34,096	$24,770	$139,470	$104,770
Dividends Declared	$29,794	$37,418	$132,114	$148,884
Per Share Data
FFO per Share	$0.15	$0.03	$0.59	$0.35
Core FFO per Share	$0.17	$0.11	$0.65	$0.48
AFFO per Share	$0.14	$0.10	$0.58	$0.42
Dividends per Share	$0.126	$0.150	$0.551	$0.600
Weighted Average Common Shares Outstanding – Basic & Diluted	236,463,981	249,451,245	242,379,680	248,154,277
Dividend Payout Ratios:
FFO (5)	85.4%	563.0%	92.3%	173.3%
Core FFO (5)	76.3%	139.8%	83.6%	124.9%
AFFO (5)	87.4%	151.1%	94.7%	142.1%
__________

(1)	Includes 100% of unconsolidated properties except those held through CBRE Strategic Partners Asia.

(2)	Includes continuing and discontinued operations and pro rata share of unconsolidated properties except those held through CBRE Strategic Partners Asia.

(3)	Average percentage leased is weighted based on net rentable square feet.

(4)	Refer to page 33 for a reconciliation of Net Income (Loss) to Consolidated Net Operating Income.

(5)	Refer to page 8 for a reconciliation of GAAP Net Income (Loss) to FFO, Core FFO and AFFO.

Supplemental Information | Fourth Quarter 2013 | 5

CHAMBERS STREET PROPERTIES
Consolidated Balance Sheets
($ In Thousands, Except Share Data)

	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
ASSETS
Investments in Real Estate:
Land	$639,382	$649,341	$623,368	$623,199	$538,229
Land Available for Expansion	24,631	24,631	23,966	23,966	22,393
Buildings and Improvements	1,606,209	1,621,725	1,594,027	1,592,500	1,172,318
Construction in Progress - VIE	—	—	—	—	76,826
	2,270,222	2,295,697	2,241,361	2,239,665	1,809,766
Less: Accumulated Depreciation and Amortization	(195,778)	(180,284)	(162,401)	(145,846)	(132,129)
Net Investments in Real Estate	2,074,444	2,115,413	2,078,960	2,093,819	1,677,637
Investments in Unconsolidated Entities	514,802	464,769	361,004	365,625	515,829
Cash and Cash Equivalents	83,007	62,250	87,861	66,692	107,355
Restricted Cash	15,236	15,247	15,655	14,786	10,998
Tenant and Other Receivables, Net	10,394	10,653	9,830	6,281	6,675
Deferred Rent	35,499	33,082	29,715	27,093	25,210
Deferred Leasing Costs and Intangible Assets, Net	248,872	259,733	266,432	279,203	199,058
Deferred Financing Costs, Net	11,585	11,455	8,837	9,428	8,322
Prepaid Expenses and Other Assets	16,757	18,555	11,454	3,950	3,778
Total Assets	$3,010,596	$2,991,157	$2,869,748	$2,866,877	$2,554,862
LIABILITIES, NON-CONTROLLING INTERESTS AND SHAREHOLDERS’ EQUITY
LIABILITIES
Secured Notes Payable, Net	$681,200	$694,679	$698,550	$726,796	$502,232
Unsecured Term Loan Facilities	570,000	570,000	250,000	250,000	—
Unsecured Revolving Credit Facility	170,044	100,000	260,044	70,044	265,000
Accounts Payable, Accrued Expenses and Other Liabilities	50,053	53,767	46,304	47,273	53,390
Intangible Liabilities, Net	28,070	29,229	35,063	36,283	25,994
Prepaid Rent and Security Deposits	16,648	14,551	13,035	14,247	10,005
Distributions Payable	9,931	29,562	35,486	37,272	37,418
Total Liabilities	1,525,946	1,491,788	1,338,482	1,181,915	894,039
COMMITMENTS AND CONTINGENCIES
NON-CONTROLLING INTERESTS
Operating Partnership Units	—	—	2,464	2,464	2,464
Class B Interest	—	200	200	200	200
Non-Controlling Interest—Variable Interest Entity	—	—	—	—	826
SHAREHOLDERS’ EQUITY
Common Shares of Beneficial Interest, $0.01 par value, 990,000,000 shares authorized	2,359	2,359	2,365	2,484	2,494
Additional Paid-in-Capital	2,067,008	2,066,492	2,072,930	2,194,257	2,203,888
Accumulated Deficit	(589,313)	(563,555)	(534,849)	(495,728)	(540,462)
Accumulated Other Comprehensive Income (Loss)	4,596	(6,127)	(11,844)	(18,715)	(8,587)
Total Shareholders’ Equity	1,484,650	1,499,169	1,528,602	1,682,298	1,657,333
Total Liabilities, Non–Controlling Interests and Shareholders’ Equity	$3,010,596	$2,991,157	$2,869,748	$2,866,877	$2,554,862

Supplemental Information | Fourth Quarter 2013 | 6

CHAMBERS STREET PROPERTIES
Consolidated Statements of Operations
For the Three Months and Twelve Months Ended December 31, 2013 and 2012 (unaudited)
(In Thousands, Except Share Data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2013	2012	2013	2012
REVENUES
Rental	$51,865	$37,334	$196,706	$145,432
Tenant Reimbursements	13,373	8,118	53,306	33,411
Total Revenues	65,238	45,452	250,012	178,843
EXPENSES
Property Operating	8,730	5,241	31,221	21,464
Real Estate Taxes	9,376	5,182	37,971	22,636
General and Administrative	5,430	3,684	23,138	14,660
Investment Management Fee	—	12,424	489	29,695
Acquisition-Related	512	5,243	2,690	7,752
Depreciation and Amortization	27,991	18,428	102,793	72,383
Transition and Listing	—	97	12,681	8,249
Total Expenses	52,039	50,299	210,983	176,839
OTHER INCOME AND EXPENSES
Interest and Other Income	216	430	1,321	2,235
Interest Expense	(14,839)	(8,198)	(47,295)	(33,845)
Interest Expense and Net Change in Fair Value of Non-Qualifying Derivative Financial Instruments	32	(3)	614	(118)
Loss on Early Extinguishment of Debt	521	(15,598)	(1,051)	(17,284)
Gain on Conversion of Equity Interest to Controlling Interest	227	—	75,763	—
Total Other (Expense) Income	(13,843)	(23,369)	29,352	(49,012)
(Loss) Income Before Provision for Income Taxes and Equity in Income of Unconsolidated Entities	(644)	(28,216)	68,381	(47,008)
Provision For Income Taxes	(13)	(49)	(287)	(266)
Equity in Income of Unconsolidated Entities	1,848	1,403	12,111	3,959
NET INCOME (LOSS) FROM CONTINUING OPERATIONS	1,191	(26,862)	80,205	(43,315)
DISCONTINUED OPERATIONS
Income from Discontinued Operations	87	289	382	720
Gain (Loss) on Sale of Real Estate	2,759	2	2,759	(413)
TOTAL INCOME FROM DISCONTINUED OPERATIONS	2,846	291	3,141	307
NET INCOME (LOSS)	4,037	(26,571)	83,346	(43,008)
Net Loss (Income) Attributable to Non-Controlling Operating Partnership Units	—	25	(82)	32
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$4,037	$(26,546)	$83,264	$(42,976)
Basic and Diluted Net Income (Loss) Per Share from Continuing Operations Attributable to Common Shareholders	$0.02	$(0.11)	$0.33	$(0.17)
Basic and Diluted Net Income (Loss) Per Share Attributable to Common Shareholders	$0.02	$(0.11)	$0.34	$(0.17)
Weighted Average Common Shares Outstanding-Basic and Diluted	236,463,981	249,451,245	242,379,680	248,154,277

Supplemental Information | Fourth Quarter 2013 | 7

CHAMBERS STREET PROPERTIES
Reconciliation of Net Income (Loss) to FFO, Core FFO and AFFO
For the Three Months and Twelve Months Ended December 31, 2013 and 2012 (unaudited)
(In Thousands, Except Share Data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2013	2012	2013	2012
Net Income (Loss)	$4,037	$(26,571)	$83,346	$(43,008)
Real Estate Depreciation and Amortization	27,886	18,904	103,209	73,653
Pro Rata Share of Real Estate Depreciation and Amortization from Unconsolidated Entities	8,831	14,315	35,785	55,280
Gain on Conversion of Equity Interest to Controlling Interest	(227)	—	(75,763)	—
(Gain) Loss on Sale of Real Estate	(2,759)	(2)	(2,759)	413
Pro Rata Share of Gain on Sale from Unconsolidated Entities	(2,823)	—	(2,823)	—
Pro Rata Share of Realized (Gain) Loss on Investment in CBRE Strategic Partners Asia	(50)	—	2,063	(443)
Funds from Operations	34,895	6,646	143,058	85,895
Acquisition-Related Expenses	512	5,243	2,690	7,752
Pro Rata Share of Acquisition-Related Expenses from Unconsolidated Entities	4,249	30	4,249	549
Loss on Early Extinguishment of Debt	(521)	15,598	1,051	17,284
Pro Rata Share of Loss on Early Extinguishment of Debt from Unconsolidated Entities	214	—	214	—
Net Change in Fair Value of Non-Qualifying Derivative Financial Instruments	(41)	(183)	(1,772)	(564)
Transition and Listing Expenses	—	97	12,681	8,249
Pro Rata Share of Unrealized (Gain) Loss on Investment in CBRE Strategic Partners Asia	(234)	(673)	(4,046)	70
Core Funds from Operations	39,074	26,758	158,125	119,235
Amortization of Non-Cash Interest Expense	94	474	(367)	862
Pro Rata Share of Amortization of Non-Cash Interest Expense from Unconsolidated Entities	93	229	529	825
Amortization of Above and Below Market Leases	1,374	1,174	6,402	2,485
Pro Rata Share of Amortization of Above/Below Market Leases from Unconsolidated Entities	(45)	145	(195)	610
Amortization of Deferred Revenue Related to Tenant Improvements	(276)	—	(1,185)	—
Share Based Compensation	360	230	1,907	245
Straight-Line Rent Adjustments, Net	(2,383)	(2,028)	(10,269)	(7,491)
Pro Rata Share of Straight-Line Rent Adjustments, Net from Unconsolidated Entities	176	(1,077)	(4,250)	(6,470)
Recurring Capital Expenditures	(4,049)	(471)	(7,939)	(3,742)
Pro Rata Share of Recurring Capital Expenditures from Unconsolidated Entities	(322)	(664)	(3,288)	(1,789)
Adjusted Funds from Operations	$34,096	$24,770	$139,470	$104,770
Amounts Per Share (Basic and Diluted):
Net Income (Loss)	$0.02	$(0.11)	$0.34	$(0.17)
Funds from Operations	$0.15	$0.03	$0.59	$0.35
Core Funds from Operations	$0.17	$0.11	$0.65	$0.48
Adjusted Funds from Operations	$0.14	$0.10	$0.58	$0.42
Weighted Average Common Shares Outstanding - Basic & Diluted	236,463,981	249,451,245	242,379,680	248,154,277

Supplemental Information | Fourth Quarter 2013 | 8

CHAMBERS STREET PROPERTIES
Joint Venture Information
As of December 31, 2013
($ and Square Footage Amounts in Thousands)

	Duke JV	European JV	UK JV
Number of Properties:
Industrial	7	9	3
Office	11	—	—
Retail	—	—	—
Total Number of Properties	18	9	3
Percent Leased	98.5%	100.0%	100.0%
Square Feet:
Industrial	6,120	4,840	542
Office	1,307	—	—
Retail	—	—	—
Total Square Feet	7,427	4,840	542
Company Effective Ownership Percentage	80.0%	80.0%	80.0%
Balance Sheet Information (1)
Net Investments in Real Estate	$403,818	$343,642	$44,983
Other Assets	52,086	35,872	2,912
Total Assets	$455,904	$379,514	$47,895
Secured Notes Payable	$79,761	$153,651	$—
Other Liabilities	11,055	8,023	1,903
Equity	365,088	217,840	45,992
Total Liabilities and Equity	$455,904	$379,514	$47,895

Income Statement Information (1)

	Duke JV		European JV		UK JV		Afton Ridge (2)
	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	December 31,		December 31,		December 31,		December 31,
	2013	2012	2013	2012	2013	2012	2013	2012
Total Revenue	$15,381	$31,782	$5,365	$3,243	$1,217	$1,210	$554	$1,251
Operating Expenses	4,594	10,869	977	670	162	161	263	328
Net Operating Income	10,787	20,913	4,388	2,573	1,055	1,049	291	923
Interest	1,250	6,122	728	297	—	—	—	375
Acquisition Related Expenses	—	—	4,778	39	—	—	—	—
Depreciation and Amortization	7,321	14,962	2,516	1,356	510	507	—	442
Net Income (Loss) from Continuing Operations	2,216	(171)	(3,634)	881	545	542	291	106
Net Loss from Discontinued Operations	(821)	—	—	—	—	—	—	—
Gain on Sale of Real Estate	—	—	—	—	—	—	3,628	—
Net Income (Loss)	1,395	(171)	(3,634)	881	545	542	3,919	106
Company's Share in Net Income (Loss)	1,115	(136)	(2,907)	705	436	434	3,530	95
Adjustments for REIT Basis	(31)	(9)	—	—	—	—	(552)	(4)
Company's Equity in Net Income (Loss)	$1,084	$(145)	$(2,907)	$705	$436	$434	$2,978	$91
__________

(1)	Includes 100% of unconsolidated properties held through our Duke JV, European JV, UK JV and Afton Ridge JV.

(2)	Afton Ridge Shopping Center was sold in December 2013.

Supplemental Information | Fourth Quarter 2013 | 9

CHAMBERS STREET PROPERTIES
Consolidated and Pro Rata Share Balance Sheets
As of December 31, 2013 and 2012
(In Thousands)

	December 31, 2013			December 31, 2012
	Consolidated	Pro Rata Share of Joint Ventures (1)	Total at Pro Rata Share	Consolidated	Pro Rata Share of Joint Ventures (1)	Total at Pro Rata Share
Assets
Real Estate Net	$2,074,444	$633,954	$2,708,398	$1,677,637	$867,927	$2,545,564
Other Assets	421,350	74,263	495,613	361,396	140,366	501,762
Investments in Unconsolidated Entities	514,802	(505,126)	9,676	515,829	(507,731)	8,098
Total Assets	$3,010,596	$203,091	$3,213,687	$2,554,862	$500,562	$3,055,424
Liabilities and Equity
Total Debt	$1,421,244	$186,730	$1,607,974	$767,232	$467,161	$1,234,393
Other Liabilities	104,702	16,361	121,063	126,807	33,401	160,208
Total Liabilities	1,525,946	203,091	1,729,037	894,039	500,562	1,394,601
Non-Controlling Interests	—	—	—	3,490	—	3,490
Shareholders’ Equity	1,484,650	—	1,484,650	1,657,333	—	1,657,333
Total Liabilities and Equity	$3,010,596	$203,091	$3,213,687	$2,554,862	$500,562	$3,055,424
__________

(1)	Includes Duke JV, European JV, UK JV and Afton Ridge.

Supplemental Information | Fourth Quarter 2013 | 10

CHAMBERS STREET PROPERTIES
Consolidated and Pro Rata Share Net Operating Income
For the Three Months and Twelve Months Ended December 31, 2013 and 2012 (unaudited)
(In Thousands)

	Three Months Ended December 31, 2013			Three Months Ended December 31, 2012
	Consolidated	Pro Rata Share of Joint Ventures (1)	Total at Pro Rata Share	Consolidated	Pro Rata Share of Joint Ventures (1)	Total at Pro Rata Share
Total Revenues	$65,641	$18,070	$83,711	$46,094	$30,114	$76,208
Total Operating Expenses	18,256	4,824	23,080	10,546	9,655	20,201
Net Operating Income - GAAP Basis	47,385	13,246	60,631	35,548	20,459	56,007
Straight-line Rent Adjustment, Net	(2,383)	176	(2,207)	(2,028)	(1,077)	(3,105)
Above/Below Market Lease Amortization, Net	1,374	(45)	1,329	1,174	145	1,319
Net Operating Income - Cash Basis	$46,376	$13,377	$59,753	$34,694	$19,527	$54,221
Interest Expense	$14,912	$1,582	$16,494	$8,318	$5,474	$13,792

	Year Ended December 31, 2013			Year Ended December 31, 2012
	Consolidated	Pro Rata Share of Joint Ventures (1)	Total at Pro Rata Share	Consolidated	Pro Rata Share of Joint Ventures (1)	Total at Pro Rata Share
Total Revenues	$252,042	$77,304	$329,346	$181,526	$117,911	$299,437
Total Operating Expenses	69,637	21,119	90,756	44,571	36,844	81,415
Net Operating Income - GAAP Basis	182,405	56,185	238,590	136,955	81,067	218,022
Straight-line Rent Adjustment, Net	(10,269)	(4,250)	(14,519)	(7,491)	(6,470)	(13,961)
Above/Below Market Lease Amortization, Net	6,402	(195)	6,207	2,485	610	3,095
Net Operating Income - Cash Basis	$178,538	$51,740	$230,278	$131,949	$75,207	$207,156
Interest Expense	$47,715	$11,016	$58,731	$34,350	$21,364	$55,714
__________

(1)	Includes amounts from continuing operations and discontinued operations for the Duke JV, Afton Ridge, UK JV and European JV.

Supplemental Information | Fourth Quarter 2013 | 11

CHAMBERS STREET PROPERTIES
Portfolio Summary
As of December 31, 2013
($ In Thousands)

Property Types

	Consolidated Properties			Unconsolidated Properties (1)			Consolidated & Unconsolidated Properties (1)
	Properties	Net Rentable Square Feet	% of QTD NOI (2)	Properties	Net Rentable Square Feet	% of QTD NOI (2)	Properties	Net Rentable Square Feet	% of QTD NOI (2)
Industrial
Triple Net Single-Tenant	43	12,869,979	25.0%	18	11,057,983	67.0%	61	23,927,962	35.0%
Multi-Tenant	8	1,454,634	3.0%	1	442,816	1.0%	9	1,897,450	2.0%
Other Single-Tenant	2	432,543	—%	—	—	—%	2	432,543	—%
Total Industrial	53	14,757,156	28.0%	19	11,500,799	68.0%	72	26,257,955	37.0%
Office
Triple Net Single-Tenant	31	5,208,793	51.0%	2	277,325	8.0%	33	5,486,118	41.0%
Multi-Tenant	8	1,661,947	11.0%	8	933,030	21.0%	16	2,594,977	13.0%
Other Single-Tenant	6	688,027	8.0%	1	96,175	3.0%	7	784,202	7.0%
Total Office	45	7,558,767	70.0%	11	1,306,530	32.0%	56	8,865,297	61.0%
Retail
Triple Net Single-Tenant	—	—	—%	—	—	—%	—	—	—%
Multi-Tenant	1	144,400	2.0%	—	—	—%	1	144,400	2.0%
Other Single-Tenant	—	—	—%	—	—	—%	—	—	—%
Total Retail	1	144,400	2.0%	—	—	—%	1	144,400	2.0%
All Properties
Triple Net Single-Tenant	74	18,078,772	76.0%	20	11,335,308	75.0%	94	29,414,080	76.0%
Multi-Tenant	17	3,260,981	16.0%	9	1,375,846	22.0%	26	4,636,827	17.0%
Other Single-Tenant	8	1,120,570	8.0%	1	96,175	3.0%	9	1,216,745	7.0%
Total Properties	99	22,460,323	100.0%	30	12,807,329	100.0%	129	35,267,652	100.0%
__________

(1)	Includes unconsolidated properties held through our Duke JV, European JV and UK JV. Net rentable square feet is at 100% and annualized base rent is at our pro rata share of effective ownership.

(2)	Excludes amounts from properties sold during the quarter.

Supplemental Information | Fourth Quarter 2013 | 12

CHAMBERS STREET PROPERTIES (continued)
Portfolio Summary
As of December 31, 2013
($ In Thousands)

Tenant Credit Ratings

	Annualized Base Rent (1)	% of Total Annualized Base Rent

Investment Grade Rated Tenants (2)	$148,342	55.2%
Non-Investment Grade Rated Tenants (3)	30,742	11.4
Unrated	89,880	33.4
	$268,964	100.0%
__________

(1)	Annualized base rent for unconsolidated properties is at our pro rata share of effective ownership. Includes consolidated and unconsolidated properties.

(2)	We define Investment Grade Rated Tenant as a tenant, or whose guarantor or parent company, that has an investment grade credit rating as determined by either Standard and Poor's or Moody's.

(3)	We define Non-Investment Grade Rated Tenant as a tenant, or whose guarantor or parent company, that has a non-investment grade credit rating as determined by either Standard and Poor's or Moody's.

Scheduled Rental Increases

	Net Rentable Square Feet (1)	% of Total Net Rentable Square Feet	Annualized Base Rent (1)	% of Total Annualized Base Rent
Fixed Rental Increases (2)	26,455,058	77.7%	$216,889	80.6%
Indexed Rent Increases (3)	6,194,355	18.2%	41,883	15.6%
Constant Rent	1,388,127	4.1%	10,192	3.8%
All Leases	34,037,540	100.0%	$268,964	100.0%
__________

(1)
Net rentable square feet for unconsolidated properties is at 100%. Annualized base rent for unconsolidated properties is at our pro rata share of effective ownership. Includes consolidated and unconsolidated properties.

(2)	Includes certain leases that were subject to historical rent increases.

(3)	Indexed rental increases are generally based upon inflation or market rents.

Supplemental Information | Fourth Quarter 2013 | 13

CHAMBERS STREET PROPERTIES
Acquisition and Disposition Activity
As of December 31, 2013
($ In Thousands)

Wholly-Owned Property Acquisitions

Property	Market		Date of Acquisition	Purchase Price	Net Rentable Square Feet	Capitalization Rates
						In-Place	Straight Line
Carpenter Corporate Center I and II	Dallas	TX	7/31/2013	$49,500	226,822
1200 Woods Chapel Road	Spartanburg	SC	8/8/2013	10,800	156,800
Total Wholly-Owned Property Acquisitions				$60,300	383,622	6.73%	7.58%

Acquisition of Remaining Outside Equity Interests in Properties

Property	Market		Date of Acquisition	Purchase Price	Net Rentable Square Feet	Ownership Percentage Acquired	Capitalization Rates
							In-Place	Straight Line
1400 Atwater Drive (1)	Philadelphia	PA	1/30/2013	$3,500	299,809	5.0%
Duke Portfolio:
Celebration Office Center III	Orlando	FL	3/1/2013		100,924
22535 Colonial Pkwy	Houston	TX	3/1/2013		89,750
Northpoint III	Orlando	FL	3/1/2013		108,499
Goodyear Crossing II	Phoenix	AZ	3/1/2013		820,384
3900 North Paramount Parkway	Raleigh	NC	3/1/2013		100,987
3900 South Paramount Parkway	Raleigh	NC	3/1/2013		119,170
1400 Perimeter Park Drive	Raleigh	NC	3/1/2013		44,916
Miramar I	Ft. Lauderdale	FL	3/1/2013		94,060
Miramar II	Ft. Lauderdale	FL	3/1/2013		128,540
McAuley Place	Cincinnati	OH	3/1/2013		190,096
Point West I	Dallas	TX	3/1/2013		182,700
Easton III	Columbus	OH	3/1/2013		135,485
Norman Pointe I	Minneapolis	MN	3/1/2013		212,722
Norman Pointe II	Minneapolis	MN	3/1/2013		324,296
The Landings I	Cincinnati	OH	3/1/2013		175,695
The Landings II	Cincinnati	OH	3/1/2013		175,076
Atrium I	Columbus	OH	3/1/2013		315,102
Total Duke Portfolio				98,100	3,318,402	20.0%	8.0%	8.4%
Total Acquisition of Outside Equity Interests in Properties				$101,600	3,618,211
__________

(1)	Our total acquisition cost for this property was approximately $82.2 million.

Supplemental Information | Fourth Quarter 2013 | 14

CHAMBERS STREET PROPERTIES (continued)
Acquisition and Disposition Activity
As of December 31, 2013
($ In Thousands)

Acquisition of Properties through Joint Ventures
							Capitalization Rates
Property	Market		Date of Acquisition	Purchase Price at Pro Rata Share	Net Rentable Square Feet	Ownership Percentage Acquired	In-Place	Straight Line
Hansalinie Distribution Center	Bremen	Germany	11/25/2013	$24,226	320,463	80.0%
Bodenheim Logistikzentrum	Frankfurt	Germany	11/25/2013	25,392	442,816	80.0%
Lille-Douai Distribution Center	Lille	France	12/17/2013	56,395	844,332	80.0%
Total Acquisition of Properties through Joint Ventures				$106,013	1,607,611		7.23%	7.83%

Property Dispositions

Property	Market		Date of Disposition	Gross Sales Price at Pro Rata Share	Net Rentable Square Feet	Ownership Percentage
533 and 555 Maryville Centre	St. Louis	MO	11/7/2013	$31,360	252,378	80.0%
Albion Mills Retail Park	Wakefield	United Kingdom	11/29/2013	17,253	55,294	100.0%
Afton Ridge Shopping Center	Charlotte	NC	12/11/2013	41,625	296,427	90.0%
Summit Distribution Center	Salt Lake City	UT	12/20/2013	13,800	275,080	100.0%
Total Property Dispositions				$104,038	879,179

Annual Acquisition Activity (1)

	Consolidated and Unconsolidated Properties (2)
	Properties	Net Rentable Square Feet	Approximate Annual Acquisition Cost
2007	33	4,704,167	$267,000
2008	14	7,303,281	502,000
2009	7	1,771,951	292,000
2010	19	4,754,153	834,000
2011	16	4,709,134	818,000
2012	8	5,537,756	340,000
2013 (3)	23	5,609,444	347,000
__________

(1)	Based on acquisition cost. Cumulative amounts are at the end of each year.

(2)
Net rentable square feet for unconsolidated properties is at 100%. Approximate total acquisition cost is at our pro rata share of effective ownership and properties held through our Duke JV, European JV, UK JV and Afton Ridge JV.

(3)	Includes the acquisition of the remaining outside equity interest in the 17 properties in the Duke Portfolio.

Supplemental Information | Fourth Quarter 2013 | 15

CHAMBERS STREET PROPERTIES
Our Properties
As of December 31, 2013
($ in Thousands)

Property and Market		Date Acquired	Year Built	Net Rentable Square Feet	Percentage Leased	Approximate Total Acquisition Cost (1)

Industrial
Consolidated Industrial
300 Constitution Drive (2)	Boston, MA	11/3/2004	1998	330,000	—%	$19,805
505 Century Parkway (2)	Dallas, TX	1/9/2006	1997	100,000	100.0%	6,095
631 International Parkway (2)	Dallas, TX	1/9/2006	1998	73,112	100.0%	5,407
660 North Dorothy (2)	Dallas, TX	1/9/2006	1997	120,000	100.0%	6,836
Bolingbrook Point III	Chicago, IL	8/29/2007	2006	185,045	100.0%	18,170
Community Cash Complex 1 (2)	Spartanburg, SC	8/30/2007	1960	207,038	100.0%	2,690
Community Cash Complex 2 (2)	Spartanburg, SC	8/30/2007	1978	145,058	100.0%	2,225
Community Cash Complex 3 (2)	Spartanburg, SC	8/30/2007	1981	116,413	34.4%	1,701
Community Cash Complex 4 (2)	Spartanburg, SC	8/30/2007	1984	33,019	100.0%	547
Community Cash Complex 5 (2)	Spartanburg, SC	8/30/2007	1984	53,033	—%	824
Fairforest Building 1 (2)	Spartanburg, SC	8/30/2007	2000	51,028	100.0%	2,974
Fairforest Building 2 (2)	Spartanburg, SC	8/30/2007	1999	104,160	100.0%	5,379
Fairforest Building 3 (2)	Spartanburg, SC	8/30/2007	2000	100,000	100.0%	5,760
Fairforest Building 4 (2)	Spartanburg, SC	8/30/2007	2001	190,606	100.0%	5,640
Fairforest Building 5	Spartanburg, SC	8/30/2007	2006	316,491	100.0%	16,968
Fairforest Building 6	Spartanburg, SC	8/30/2007	2005	101,055	100.0%	7,469
Fairforest Building 7 (2)	Spartanburg, SC	8/30/2007	2006	101,459	83.8%	5,626
Greenville/Spartanburg Industrial Park (2)	Spartanburg, SC	8/30/2007	1990	67,375	100.0%	3,388
Highway 290 Commerce Park Building 1 (2)	Spartanburg, SC	8/30/2007	1995	150,000	100.0%	5,388
Highway 290 Commerce Park Building 5 (2)	Spartanburg, SC	8/30/2007	1993	30,000	100.0%	1,420
Highway 290 Commerce Park Building 7 (2)	Spartanburg, SC	8/30/2007	1994	93,971	100.0%	4,889
HJ Park Building 1 (2)	Spartanburg, SC	8/30/2007	2003	70,000	100.0%	4,216
Jedburg Commerce Park (2)	Charleston, SC	8/30/2007	2007	512,686	88.0%	41,991
Kings Mountain I	Charlotte, NC	8/30/2007	1998	100,000	100.0%	5,497
Kings Mountain II	Charlotte, NC	8/30/2007	2002	301,400	100.0%	11,311
Mount Holly Building	Charleston, SC	8/30/2007	2003	100,823	100.0%	6,208
North Rhett I	Charleston, SC	8/30/2007	1973	284,750	5.3%	10,302
North Rhett II	Charleston, SC	8/30/2007	2001	101,705	100.0%	7,073
North Rhett III (2)	Charleston, SC	8/30/2007	2002	79,972	100.0%	4,812
North Rhett IV	Charleston, SC	8/30/2007	2005	316,040	100.0%	17,060
Orangeburg Park Building	Charleston, SC	8/30/2007	2003	101,055	—%	5,474
Orchard Business Park 2 (2)	Spartanburg, SC	8/30/2007	1993	17,500	100.0%	761
Union Cross Building I	Winston-Salem, NC	8/30/2007	2005	100,853	100.0%	6,585
Union Cross Building II	Winston-Salem, NC	8/30/2007	2005	316,130	100.0%	17,216
Highway 290 Commerce Park Building 2 (2)	Spartanburg, SC	9/24/2007	1995	100,000	100.0%	4,626
Highway 290 Commerce Park Building 6 (2)	Spartanburg, SC	11/1/2007	1996	105,000	100.0%	3,760
Kings Mountain III (2)	Charlotte, NC	3/14/2008	2007	541,910	100.0%	25,728
13201 Wilfred Lane (2)	Minneapolis, MN	6/29/2009	1999	335,400	100.0%	15,340
140 Depot Street (2)	Boston, MA	7/31/2009	2009	238,370	100.0%	18,950
West Point Trade Center (2)	Jacksonville, FL	12/30/2009	2009	601,500	100.0%	29,000
4701 Gold Spike Drive	Dallas, TX	10/27/2010	2002	420,360	100.0%	20,300
1985 International Way	Hebron, KY	10/27/2010	1998	189,400	100.0%	14,800
3660 Deerpark Boulevard	Jacksonville, FL	10/27/2010	2002	321,500	100.0%	15,300

Supplemental Information | Fourth Quarter 2013 | 16

CHAMBERS STREET PROPERTIES (continued)
Our Properties
As of December 31, 2013
($ In Thousands)

Property and Market		Date Acquired	Year Built	Net Rentable Square Feet	Percentage Leased	Approximate Total Acquisition Cost (1)

Tolleson Commerce Park II	Phoeniz, AZ	10/27/2010	1999	217,422	100.0%	9,200
Millers Ferry Road (2)	Dallas, TX	6/2/2011	2011	1,020,000	100.0%	40,366
Aurora Commerce Center (2)	Denver, CO	11/30/2011	2007	406,959	100.0%	24,500
2400 Dralle Road (2)(3)	Chicago, IL	3/20/2012	2011	1,350,000	100.0%	64,250
Midwest Commerce Center I (2)	Kansas City, KS	8/16/2012	2009	1,107,000	100.0%	62,950
20000 S Diamond Lake Rd.	Minneapolis, MN	11/7/2012	2004	280,577	100.0%	18,500
Gateway at Riverside (2)	Baltimore, MD	11/30/2012	1991	800,797	100.0%	49,229
Mid-Atlantic Distribution Center – Bldg. A (2)	Baltimore, MD	12/28/2012	2008	672,000	100.0%	43,150
Goodyear Crossing II (4)	Phoenix, AZ	3/1/2013	2009	820,384	100.0%	64,883
1200 Woods Chapel Road (2)	Spartanburg, SC	8/8/2013	2008	156,800	100.0%	10,750
Total Consolidated Industrial (5)			2004	14,757,156	93.8%	$803,289
Unconsolidated Industrial
Buckeye Logistics Center (2)(6)	Phoenix, AZ	6/12/2008	2008	1,009,351	100.0%	$52,797
AllPoints at Anson Bldg. 1 (2)(6)	Indianapolis, IN	9/30/2008	2008	1,036,573	100.0%	42,684
12200 President's Court (2)(6)	Jacksonville, FL	9/30/2008	2008	772,210	100.0%	29,995
201 Sunridge Blvd. (2)(6)	Dallas, TX	9/30/2008	2008	822,550	100.0%	25,690
125 Enterprise Parkway (2)(6)	Columbus, OH	12/10/2008	2008	1,142,400	100.0%	38,088
AllPoints Midwest Bldg. 1 (2)(6)	Indianapolis, IN	12/10/2008	2008	1,200,420	100.0%	41,428
Fairfield Distribution Ctr. IX (6)	Tampa, FL	5/13/2009	2008	136,212	100.0%	7,151
Amber Park (2)(7)	Nottingham, UK	6/10/2010	1997	208,423	100.0%	12,514
Brackmills (2)(7)	Northampton, UK	6/10/2010	1984	186,618	100.0%	13,407
Düren (2)(8)	Rhine-Ruhr, Germany	6/10/2010	2008	391,494	100.0%	13,148
Schönberg (2)(8)	Hamburg, Germany	6/10/2010	2009	453,979	100.0%	13,819
Langenbach (2)(8)	Munich, Germany	10/28/2010	2010	225,106	100.0%	18,573
Graben Distribution Center I (8)	Munich, Germany	12/20/2011	2011	1,017,868	100.0%	54,962
Graben Distribution Center II (8)	Munich, Germany	12/20/2011	2011	73,367	100.0%	6,868
Valley Park, Unit D (2)(7)	Rugby, UK	3/19/2012	2011	146,491	100.0%	10,247
Koblenz Distribution Center (8)	Koblenz, Germany	12/12/2012	2012	1,070,126	100.0%	63,021
Hansalinie Distribution Center (8)	Bremen, Germany	11/25/2013	2012	320,463	100.0%	24,226
Bodenheim Logistikzentrum (8)	Frankfurt, Germany	11/25/2013	2012	442,816	100.0%	25,392
Lille-Douai Distribution Center (8)	Lille, France	12/17/2013	2013	844,332	100.0%	56,395
Total Unconsolidated Industrial (5)			2009	11,500,799	100.0%	$550,405
Total Industrial (5)			2006	26,257,955	96.5%	$1,353,694
Office
Consolidated Office
REMEC Corporate Campus 1 (2)	San Diego, CA	9/15/2004	1983	34,000	100.0%	$6,833
REMEC Corporate Campus 2 (2)	San Diego, CA	9/15/2004	1983	30,477	100.0%	6,125
REMEC Corporate Campus 3 (2)	San Diego, CA	9/15/2004	1983	37,430	100.0%	7,523
REMEC Corporate Campus 4 (2)	San Diego, CA	9/15/2004	1983	30,778	100.0%	6,186
Deerfield Commons (3)	Atlanta, GA	6/21/2005	2000	121,969	100.0%	21,834
602 Central Boulevard (2)	Coventry, UK	4/27/2007	2001	50,502	100.0%	23,847
Lakeside Office Center	Dallas, TX	3/5/2008	2006	98,750	100.0%	17,994
Thames Valley Five (2)	Reading, UK	3/20/2008	1998	40,468	100.0%	29,572
Enclave on the Lake (2)	Houston, TX	7/1/2008	1999	171,091	100.0%	37,827

Supplemental Information | Fourth Quarter 2013 | 17

CHAMBERS STREET PROPERTIES (continued)
Our Properties
As of December 31, 2013
($ In Thousands)

Property and Market		Date Acquired	Year Built	Net Rentable Square Feet	Percentage Leased	Approximate Total Acquisition Cost (1)

Avion III	Washington Metro, DC	11/18/2008	2002	71,507	100.0%	21,111
Avion IV	Washington Metro, DC	11/18/2008	2002	71,504	100.0%	21,112
3011, 3055 & 3077 Comcast Place (2)	East Bay, CA	7/1/2009	1988	219,631	100.0%	49,000
12650 Ingenuity Drive	Orlando, FL	8/5/2009	1999	124,500	100.0%	25,350
Crest Ridge Corporate Center I (2)	Minneapolis, MN	8/17/2009	2009	116,338	100.0%	28,419
5160 Hacienda Dr (2)	East Bay, CA	4/8/2010	1988	201,620	100.0%	38,500
10450 Pacific Center Court (2)	San Diego, CA	5/7/2010	1985	134,000	100.0%	32,750
225 Summit Ave (2)	Northern, NJ	6/21/2010	1966	142,500	100.0%	40,600
One Wayside Road	Boston, MA	6/24/2010	1998	200,605	100.0%	55,525
100 Tice Blvd	Northern, NJ	9/28/2010	2007	208,911	100.0%	67,600
Ten Parkway North	Chicago, IL	10/12/2010	1999	99,566	100.0%	25,000
Pacific Corporate Park (2)(3)	Washington, DC	11/15/2010	2002	696,387	100.0%	144,500
100 Kimball Drive (2)	Northern, NJ	12/10/2010	2006	175,000	100.0%	60,250
70 Hudson Street	New York City Metro, NJ	4/11/2011	2000	409,272	100.0%	155,000
90 Hudson Street	New York City Metro, NJ	4/11/2011	1999	419,868	64.9%	155,000
Sky Harbor Operations Center (2)	Phoenix, AZ	9/30/2011	2003	396,179	100.0%	53,500
1400 Atwater Drive (2)	Philadelphia, PA	10/27/2011	2013	299,809	100.0%	82,224
Sabal Pavilion (2)	Tampa, FL	12/30/2011	1998	120,500	100.0%	21,368
701 & 801 Charles Ewing Blvd. (2)	Princeton, NJ	12/28/2012	2009	110,765	100.0%	28,310
Celebration Office Center III (4)	Orlando, FL	3/1/2013	2009	100,924	100.0%	18,420
22535 Colonial Pkwy (4)	Houston, TX	3/1/2013	2009	89,750	100.0%	17,673
Northpoint III (4)	Orlando, FL	3/1/2013	2001	108,499	100.0%	22,394
3900 North Paramount Parkway (4)	Raleigh, NC	3/1/2013	1999	100,987	100.0%	18,523
3900 South Paramount Parkway (4)	Raleigh, NC	3/1/2013	1999	119,170	100.0%	20,859
1400 Perimeter Park Drive	Raleigh, NC	3/1/2013	1991	44,916	100.0%	6,165
Miramar I (4)	Ft. Lauderdale, FL	3/1/2013	2001	94,060	100.0%	23,912
Miramar II (4)	Ft. Lauderdale, FL	3/1/2013	2001	128,540	100.0%	31,910
McAuley Place (4)	Cincinnati, OH	3/1/2013	2001	190,096	100.0%	32,309
Point West I (4)	Dallas, TX	3/1/2013	2008	182,700	100.0%	31,795
Easton III (4)	Columbus, OH	3/1/2013	1999	135,485	100.0%	20,194
Norman Pointe I (4)	Minneapolis, MN	3/1/2013	2000	212,722	79.5%	36,232
Norman Pointe II (4)	Minneapolis, MN	3/1/2013	2007	324,296	96.8%	46,113
The Landings I (4)	Cincinnati, OH	3/1/2013	2006	175,695	100.0%	30,249
The Landings II (4)	Cincinnati, OH	3/1/2013	2007	175,076	94.3%	23,977
Atrium I (4)	Columbus, OH	3/1/2013	1996	315,102	100.0%	45,071
Carpenter Corporate Center I & II (2)	Dallas, TX	7/31/2013	2008	226,822	100.0%	49,509
Total Consolidated Office (5)			2000	7,558,767	97.2%	$1,738,165
Unconsolidated Office
Aspen Corporate Center 500 (2)(6)	Nashville, TN	9/30/2008	2008	180,147	100.0%	$29,936
Sam Houston Crossing I (6)	Houston, TX	12/21/2010	2007	159,175	100.0%	20,400
Regency Creek I (6)	Raleigh, NC	12/21/2010	2008	122,087	100.0%	18,000
One Conway Park (2)(6)	Chicago, IL	3/24/2011	1989	105,000	71.8%	12,320
West Lake at Conway (6)	Chicago, IL	3/24/2011	2008	98,304	100.0%	14,060
One Easton Oval (2)(6)	Columbus, OH	3/24/2011	1997	125,031	76.4%	9,529
Two Easton Oval (2)(6)	Columbus, OH	3/24/2011	1995	128,674	66.7%	10,195

Supplemental Information | Fourth Quarter 2013 | 18

CHAMBERS STREET PROPERTIES (continued)
Our Properties
As of December 31, 2013
($ In Thousands)

Property and Market		Date Acquired	Year Built	Net Rentable Square Feet	Percentage Leased	Approximate Total Acquisition Cost (1)

Weston Pointe I (6)	Ft. Lauderdale, FL	3/24/2011	1999	97,579	98.3%	15,507
Weston Pointe II (6)	Ft. Lauderdale, FL	3/24/2011	2000	97,180	92.6%	18,701
Weston Pointe III (6)	Ft. Lauderdale, FL	3/24/2011	2003	97,178	100.0%	18,867
Weston Pointe IV (6)	Ft. Lauderdale, FL	3/24/2011	2006	96,175	100.0%	22,605
Total Unconsolidated Office (5)			2003	1,306,530	91.5%	$190,120
Total Office (5)			2001	8,865,297	96.4%	$1,928,285
Retail
Consolidated Retail
Maskew Retail Park	Peterborough, UK	10/23/2008	2007	144,400	100.0%	53,740
Total Consolidated Retail (5)			2007	144,400	100.0%	$53,740
Total Retail (5)			2007	144,400	100.0%	$53,740
Total Properties (5)			2003	35,267,652	96.5%	$3,335,719
__________

(1)	Approximate acquisition cost for unconsolidated properties is at our pro rata share of effective ownership.

(2)	This property is unencumbered.

(3)	Includes undeveloped land zoned for future office and industrial use.

(4)	Properties acquired from the Duke JV on March 1, 2013.

(5)	Total or weighted average. Weighted average Year Built is weighted based upon approximate Total Acquisition Costs. Weighted average Percentage Leased is weighted based upon Net Rentable Square Feet.

(6)	Does not include properties held through our investment in CBRE Strategic Partners Asia.

(7)	This property is held through the Duke JV.

(8)	This property is held through the UK JV.

(9)	This property is held through the European JV.

Supplemental Information | Fourth Quarter 2013 | 19

CHAMBERS STREET PROPERTIES
Geographic Distribution
As of December 31, 2013
($ In Thousands)

	Consolidated Properties			Unconsolidated Properties (1)			Consolidated & Unconsolidated Properties (1)
	Properties	Net Rentable Square Feet	Approximate Acquisition Cost	Properties	Net Rentable Square Feet	Approximate Acquisition Cost	Properties	Net Rentable Square Feet	Approximate Acquisition Cost
Domestic
New Jersey	6	1,466,316	$506,760	—	—	$—	6	1,466,316	$506,760
Florida	8	1,600,023	187,654	6	1,296,534	112,826	14	2,896,557	300,480
Texas	10	2,502,585	233,802	2	981,725	46,090	12	3,484,310	279,892
Ohio	5	991,454	151,800	3	1,396,105	57,812	8	2,387,559	209,612
South Carolina	28	3,807,037	189,921	—	—	—	28	3,807,037	189,921
Virginia	3	839,398	186,723	—	—	—	3	839,398	186,723
Arizona	3	1,433,985	127,583	1	1,009,351	52,797	4	2,443,336	180,380
California	7	687,936	146,917	—	—	—	7	687,936	146,917
Minnesota	5	1,269,333	144,604	—	—	—	5	1,269,333	144,604
Illinois	3	1,634,611	107,420	2	203,304	26,380	5	1,837,915	133,800
North Carolina	8	1,625,366	111,884	1	122,087	18,000	9	1,747,453	129,884
Massachusetts	3	768,975	94,280	—	—	—	3	768,975	94,280
Maryland	2	1,472,797	92,379	—	—	—	2	1,472,797	92,379
Indiana	—	—	—	2	2,236,993	84,112	2	2,236,993	84,112
Pennsylvania	1	299,809	82,224	—	—	—	1	299,809	82,224
Kansas	1	1,107,000	62,950	—	—	—	1	1,107,000	62,950
Tennessee	—	—	—	1	180,147	29,936	1	180,147	29,936
Colorado	1	406,959	24,500	—	—	—	1	406,959	24,500
Georgia	1	121,969	21,834	—	—	—	1	121,969	21,834
Kentucky	1	189,400	14,800	—	—	—	1	189,400	14,800
Total Domestic	96	22,224,953	2,488,035	18	7,426,246	427,953	114	29,651,199	2,915,988

International
Germany	—	—	—	8	3,995,219	220,009	8	3,995,219	220,009
United Kingdom	3	235,370	107,159	3	541,532	36,168	6	776,902	143,327
France	—	—	—	1	844,332	56,395	1	844,332	56,395
Total International	3	235,370	107,159	12	5,381,083	312,572	15	5,616,453	419,731
Total	99	22,460,323	$2,595,194	30	12,807,329	$740,525	129	35,267,652	$3,335,719
__________

(1)
Includes unconsolidated properties held through our Duke JV, European JV and UK JV. Number of Properties and Net Rentable Square Feet are included at 100% and Approximate Acquisition Cost is at our pro rata share of effective ownership.

Supplemental Information | Fourth Quarter 2013 | 20

CHAMBERS STREET PROPERTIES
Significant Tenants
As of December 31, 2013 (unaudited)
($ In Thousands)

			Credit Rating (1)		Consolidated & Unconsolidated Properties (2)
	Major Tenants (3)	Primary Industry	S&P	Moody's	Net Rentable Square Feet	Annualized Base Rent

1	Amazon.com	Internet Retail	AA-	Baa1	5,798,634	$25,939
2	Barclay's Capital	Financial Services	A-	A3	409,272	12,278
3	U.S. General Services Administration	Government	AA+	Aa1	449,568	10,515
4	Raytheon Company	Defense and Aerospace	A-	A3	666,290	10,300
5	Lord Abbett & Co.	Financial Services	—	—	174,989	6,125
6	JP Morgan Chase	Financial Services	A	A2	396,179	6,093
7	Nuance Communications	Software	BB-	Ba3	200,605	5,753
8	Endo Health Solutions	Pharmaceutical and Healthcare Related	BB-	Ba3	299,809	5,591
9	Eisai	Pharmaceutical and Healthcare Related	—	—	208,911	5,189
10	Comcast	Telecommunications	BBB+	A3	219,631	4,945
11	Pharmaceutical Product Development	Pharmaceutical and Healthcare Related	B	B3	251,475	4,797
12	The Coleman Company	Consumer Products	BB	Ba3	1,107,000	4,605
13	Barr Laboratories (Teva Pharmaceuticals)	Pharmaceutical and Healthcare Related	A-	A3	142,500	4,489
14	Clorox International	Consumer Products	BBB+	Baa1	1,350,000	4,396
15	Deloitte	Professional Services	—	—	175,000	4,390
16	Unilever	Consumer Products	A+	A1	1,594,760	4,250
17	Nationwide Mutual Insurance	Insurance	A+	A1	315,102	3,733
18	Humana	Insurance	BBB+	Baa3	226,822	3,592
19	ConAgra Foods	Food Service and Retail	BBB-	Baa2	741,860	3,422
20	NDB Capital	Financial Services	—	—	97,138	3,400
21	Carl Zeiss	Pharmaceutical and Healthcare Related	—	—	201,620	3,337
22	Whirlpool	Consumer Products	BBB	Baa3	1,020,000	3,299
23	NCS Pearson	Education	BBB+	Baa1	167,218	3,191
24	Noxell Corporation	Consumer Products	—	—	800,797	3,088
25	SBM Atlantia	Petroleum and Mining	—	—	171,091	3,080
26	Bob's Discount Furniture	Home Furnishings/Home Improvement	—	—	672,000	3,037
27	Prime Distribution Services	Logistics Distribution	—	—	1,200,420	2,958
28	Citicorp North America	Financial Services	A-	Baa2	194,064	2,855
29	Royal Caribbean Cruises	Travel/Leisure	BB	Ba1	128,540	2,837
30	Kellogg's	Consumer Products	BBB+	Baa1	1,142,400	2,817
31	Time Warner Cable	Telecommunications	BBB	Baa2	134,000	2,814
32	B & Q	Home Furnishings/Home Improvement	—	—	104,400	2,768
33	Lear Operations Corporation	Vehicle Related Manufacturing	BB+	Ba2	477,263	2,717
34	American Home Mortgage	Financial Services	—	—	182,700	2,713
35	REMEC	Defense and Aerospace	—	—	132,685	2,656
36	Dr Pepper	Food Service and Retail	BBB+	Baa1	601,500	2,532
37	Mercy Health Partners of SW Ohio	Pharmaceutical and Healthcare Related	—	A1	124,671	2,517
38	Syngenta	Agriculture	A+	A2	116,338	2,472
39	Disney Vacation Development	Travel/Leisure	A	A2	100,924	2,460
40	Verizon Wireless	Telecommunications	BBB+	Baa1	180,147	2,446
	Other (approx 193 tenants)				11,359,217	78,568
					34,037,540	$268,964
__________

(1)	Credit rating is for our tenant, its guarantor or its parent company.

(2)	Includes unconsolidated properties held through our Duke JV, European JV and UK JV. Net Rentable Square Feet is at 100% and annualized base rent is at our pro rata share of effective ownership.

(3)	In certain cases in which our tenant is a wholly-owned subsidiary of its parent company, the parent company is listed as our tenant.

Supplemental Information | Fourth Quarter 2013 | 21

CHAMBERS STREET PROPERTIES
Tenant Industry Profile
As of December 31, 2013
($ in Thousands)

	Consolidated Properties		Unconsolidated Properties (1)		Consolidated & Unconsolidated Properties (1)
Primary Tenant Industry Category	Net Rentable Square Feet	Annualized Base Rent	Net Rentable Square Feet	Annualized Base Rent	Net Rentable Square Feet	Annualized Base Rent

Financial Services	1,652,700	$35,413	136,827	$1,633	1,789,527	$37,046
Pharmaceutical and Healthcare Related	1,614,073	27,939	313,529	2,716	1,927,602	30,655
Consumer Products	4,565,034	16,877	3,329,572	9,979	7,894,606	26,856
Internet Retail	820,384	4,511	4,978,250	21,428	5,798,634	25,939
Defense and Aerospace	900,579	15,744	—	—	900,579	15,744
Logistics Distribution	964,154	4,398	2,576,592	9,692	3,540,746	14,090
Telecommunications	734,399	9,817	192,397	2,584	926,796	12,401
Insurance	711,176	10,388	26,563	315	737,739	10,703
Government	316,065	7,136	133,503	3,379	449,568	10,515
Education	399,921	7,697	101,040	1,604	500,961	9,301
Business Services	1,478,121	7,986	79,141	1,153	1,557,262	9,139
Food Service and Retail	2,074,847	8,591	18,588	143	2,093,435	8,734
Vehicle Related Manufacturing	1,066,913	5,851	320,463	1,887	1,387,376	7,738
Home Furnishings/Home Improvement	1,092,530	6,546	117,187	629	1,209,717	7,175
Professional Services	303,543	5,919	67,073	920	370,616	6,839
Software	200,605	5,753	15,424	243	216,029	5,996
Travel/Leisure	229,464	5,296	10,974	197	240,438	5,493
Other Manufacturing	766,035	2,869	152,667	2,585	918,702	5,454
Specialty Retail	719,740	4,576	35,454	467	755,194	5,043
Agriculture	227,103	4,588	6,315	66	233,418	4,654
Petroleum and Mining	173,879	3,135	54,755	690	228,634	3,825
Executive Office Suites	85,789	1,770	11,760	202	97,549	1,972
Utilities	108,499	1,656	18,428	236	126,927	1,892
Apparel Retail	135,485	1,760	—	—	135,485	1,760
Totals	21,341,038	$206,216	12,696,502	$62,748	34,037,540	$268,964
__________

(1)
Includes unconsolidated properties held through our Duke JV, European JV and UK JV. Net Rentable Square Feet is included at 100% and Annualized Base Rent is at our pro rata share of effective ownership.

Supplemental Information | Fourth Quarter 2013 | 22

CHAMBERS STREET PROPERTIES
Tenant Lease Expirations
As of December 31, 2013
($ In Thousands, Except for Expiring Base Rent per Square Feet)

Year of Lease Expiration	Number of Expiring Leases (1)	Net Rentable Square Feet (1)	Percentage of Total Net Rentable Square Feet (1)	Expiring Base Rent (2)	Percentage of Expiring Base Rent (2)	Expiring Base Rent per Square Feet (1)
Industrial Properties:
2014	12	1,087,900	4.3%	$4,089	3.8%	$3.76
2015	12	1,122,495	4.4%	5,361	5.0%	4.78
2016	6	725,483	2.9%	4,613	4.3%	6.36
2017	5	1,002,087	4.0%	4,598	4.3%	4.59
2018	5	2,479,130	9.8%	8,622	8.0%	3.48
2019	14	5,421,173	21.4%	21,869	20.4%	4.03
2020	5	1,421,519	5.6%	6,397	6.0%	4.50
2021	7	5,125,172	20.2%	18,678	17.4%	3.64
2022	3	1,654,371	6.5%	7,854	7.3%	4.75
2023	5	2,512,943	9.9%	10,536	9.8%	4.19
Thereafter	8	2,797,657	11.0%	14,584	13.7%	5.21
	82	25,349,930	100.0%	$107,201	100.0%	$4.23
Office Properties:
2014	26	154,872	1.8%	$2,529	1.4%	$16.33
2015	22	297,011	3.5%	6,571	3.7%	22.12
2016	23	1,266,422	14.8%	29,608	16.5%	23.38
2017	21	648,720	7.6%	12,820	7.1%	19.76
2018	33	1,095,784	12.8%	20,633	11.5%	18.83
2019	13	926,690	10.8%	16,369	9.1%	17.66
2020	8	457,141	5.4%	12,224	6.8%	26.74
2021	12	1,370,895	16.0%	28,160	15.7%	20.54
2022	4	387,308	4.5%	7,221	4.0%	18.64
2023	10	944,865	11.1%	21,180	11.8%	22.42
Thereafter	10	993,502	11.7%	22,422	12.4%	22.57
	182	8,543,210	100.0%	$179,737	100.0%	$21.04
Retail Properties:
2014	—	—	—%	$—	—%	$—
2015	1	—	—%	30	0.7%	—
2016	—	—	—%	—	—%	—
2017	—	—	—%	—	—%	—
2018	—	—	—%	—	—%	—
2019	—	—	—%	—	—%	—
2020	—	—	—%	—	—%	—
2021	—	—	—%	—	—%	—
2022	1	30,000	20.8%	820	20.1%	27.33
2023	1	10,000	6.9%	456	11.2%	45.60
Thereafter	1	104,400	72.3%	2,768	68.0%	26.51
	4	144,400	100.0%	$4,074	100.0%	$28.21

Supplemental Information | Fourth Quarter 2013 | 23

CHAMBERS STREET PROPERTIES
Tenant Lease Expirations (continued)
As of December 31, 2013
($ In Thousands, Except for Expiring Base Rent per Square Feet)

Year of Lease Expiration	Number of Expiring Leases (1)	Net Rentable Square Feet (1)	Percentage of Total Net Rentable Square Feet (1)	Expiring Base Rent (2)	Percentage of Expiring Base Rent (2)	Expiring Base Rent per Square Feet (1)
Total Properties
2014	38	1,242,772	3.7%	$6,618	2.3%	$5.33
2015	35	1,419,506	4.2%	11,962	4.1%	8.43
2016	29	1,991,905	5.9%	34,221	11.8%	17.18
2017	26	1,650,807	4.8%	17,418	6.0%	10.55
2018	38	3,574,914	10.5%	29,255	10.1%	8.18
2019	27	6,347,863	18.6%	38,238	13.1%	6.02
2020	13	1,878,660	5.5%	18,621	6.4%	9.91
2021	19	6,496,067	19.1%	46,838	16.1%	7.21
2022	8	2,071,679	6.1%	15,895	5.5%	7.67
2023	16	3,467,808	10.2%	32,172	11.1%	9.28
Thereafter	19	3,895,559	11.4%	39,774	13.5%	10.21
	268	34,037,540	100.0%	$291,012	100.0%	$8.55
__________

(1)	Includes amounts related to our unconsolidated properties held through our Duke JV, European JV and UK JV at 100%

(2)	Includes amounts related to our unconsolidated properties held through our Duke JV, European JV and UK JV at our pro rata share of effective ownership.

	Consolidated Properties	Unconsolidated Properties (1)	Consolidated & Unconsolidated Properties (1)
Weighted Average Remaining Term (Years) (2):
Triple Net Single-Tenant Properties (3)	7.50	7.06	7.40
Multi-Tenant Properties	6.58	5.43	6.28
Other Single-Tenant Properties	5.36	6.00	5.42
Total Weighted Average Remaining Term (Years) (2)	7.13	6.64	7.02
__________

(1)	Includes pro rata share of unconsolidated properties except those held through CBRE Strategic Partners Asia.

(2)	Weighted Average Remaining Term is the average remaining term weighted by Expiring Base Rent.

(3)	Triple Net Single-Tenant Properties include certain properties that have minimal secondary tenant(s).

Supplemental Information | Fourth Quarter 2013 | 24

CHAMBERS STREET PROPERTIES
Percentage Leased
December 31, 2013

	Three Months Ended December 31, 2013
	Consolidated Properties	Unconsolidated Properties (1)	Consolidated and Unconsolidated Properties (1)
Amounts at Beginning of Period
Total Net Rentable Square Feet	22,790,697	11,748,523	34,539,220
Leased Square Feet	21,517,471	11,638,535	33,156,006
Leased Percentage	94.4%	99.1%	96.0%
Activity During the Quarter
Leasing:
New Leases	58,261	—	58,261
Expansions	—	—	—
Total Leasing Activity	58,261	—	58,261
Expirations and Terminations:
Expiring Square Footage	—	(18,690)	(18,690)
Lease Terminations	—	—	—
Net Leasing Activity	58,261	(18,690)	39,571
Acquisitions:
Leased Acquisitions Square Feet Added	—	1,607,611	1,607,611
Vacant Square Feet Acquired	—	—	—
Total Acquisitions Square Feet Added	—	1,607,611	1,607,611
Dispositions:
Leased Square Feet Disposed	(234,694)	(530,954)	(765,648)
Vacant Square Feet Disposed	(95,680)	(17,851)	(113,531)
Total Disposed Square Feet	(330,374)	(548,805)	(879,179)
Amounts at End of Period
Total Net Rentable Square Feet	22,460,323	12,807,329	35,267,652
Leased Square Feet	21,341,038	12,696,502	34,037,540
Leased Percentage	95.0%	99.1%	96.5%
__________

(1)	Amounts for unconsolidated properties are at 100%.

Supplemental Information | Fourth Quarter 2013 | 25

CHAMBERS STREET PROPERTIES
Tenant Leasing Activity
As of December 31, 2013

	Three Months Ended	Year Ended
	December 31, 2013	December 31, 2013
	Net Rentable Square Feet
Building Expansions
Consolidated	—	90,000
	—	90,000
New Leasing
Currently Leased as of December 31, 2013
Consolidated	95,760	995,368
Unconsolidated	630	69,730
	96,390	1,065,098
Vacant as of October 1, 2013
Consolidated	58,261	58,261
Total New Leasing	154,651	1,123,359
Renewals
Consolidated	817,107	1,911,336
Unconsolidated	—	482,704
Total Renewals	817,107	2,394,040
Total	971,758	3,607,399

Supplemental Information | Fourth Quarter 2013 | 26

CHAMBERS STREET PROPERTIES
Capital Structure and Debt Maturities
December 31, 2013
($ in Thousands)

	Number of Outstanding Shares	Balance as of December 31, 2013	Percentage
Debt
Secured Notes Payable (1)		$665,292	19.6%
Pro Rata Share of Unconsolidated Debt		186,730	5.5%
Unsecured Term Loan Facilities		570,000	16.8%
Unsecured Revolving Credit Facility		170,044	5.0%
Total Debt		1,592,066	46.9%
Equity
Common Shares (2)	236,463,981	1,808,949	53.1%
Total Market Capitalization		$3,401,015	100.0%
__________

(1)	Amounts are presented excluding the effect of net premiums.

(2)	Value based on our closing share price on the NYSE of $7.65 as of December 31, 2013.

Debt Maturities

	Consolidated Debt (1)			Unconsolidated Debt (2)			Consolidated & Unconsolidated Debt (1)(2)
	Scheduled Amorti- zation	Term Maturities	Total	Scheduled Amorti- zation	Term Maturities	Total	Scheduled Amorti- zation	Term Maturities	Total
2014	$16,161	$54,473	$70,634	$1,150	$—	$1,150	$17,311	$54,473	$71,784
2015	16,028	132,448	148,476	1,210	—	1,210	17,238	132,448	149,686
2016	12,838	121,341	134,179	1,272	—	1,272	14,110	121,341	135,451
2017	12,028	34,327	46,355	1,338	69,151	70,489	13,366	103,478	116,844
2018	10,127	431,986	442,113	1,408	—	1,408	11,535	431,986	443,521
2019	7,447	300,786	308,233	1,481	—	1,481	8,928	300,786	309,714
2020	5,962	50,000	55,962	1,558	53,770	55,328	7,520	103,770	111,290
2021	3,742	190,448	194,190	1,172	53,220	54,392	4,914	243,668	248,582
2022	1,870	—	1,870	—	—	—	1,870	—	1,870
2023	1,987	—	1,987	—	—	—	1,987	—	1,987
Thereafter	1,337	—	1,337	—	—	—	1,337	—	1,337
Total	$89,527	$1,315,809	$1,405,336	$10,589	$176,141	$186,730	$100,116	$1,491,950	$1,592,066
__________

(1)
Consolidated debt amount includes a $170.0 million outstanding balance on the unsecured revolving credit facility as of December 31, 2013. The unsecured revolving credit facility expires January 15, 2018. We have an option to extend the maturity date by one year.

(2)	Unconsolidated debt amounts are at our pro rata share of effective ownership.

Supplemental Information | Fourth Quarter 2013 | 27

CHAMBERS STREET PROPERTIES
Debt Composition
As of December 31, 2013
(In Thousands)

	Consolidated Debt (1)			Unconsolidated Debt (2)			Consolidated & Unconsolidated Debt (1)(2)
	Scheduled Amortization	Term Maturities	Total	Scheduled Amortization	Term Maturities	Total	Scheduled Amortization	Term Maturities	Total
Amount
Fixed Interest Rate Debt	$89,527	$1,145,765	$1,235,292	$10,589	$176,141	$186,730	$100,116	$1,321,906	$1,422,022
Floating Interest Rate Debt	—	170,044	170,044	—	—	—	—	170,044	170,044
Total	$89,527	$1,315,809	$1,405,336	$10,589	$176,141	$186,730	$100,116	$1,491,950	$1,592,066
Weighted Average Remaining Term (years)
Fixed Interest Rate Debt			4.99			6.04			5.13
Floating Interest Rate Debt			4.04			N/A			4.04
Total			4.99			6.04			5.11
Weighted Average Interest Rate
Fixed Interest Rate Debt			4.27%			3.49%			4.16%
Floating Interest Rate Debt			1.47%			N/A			1.47%
Total			3.93%			3.49%			3.88%
__________

(1)
Consolidated debt amount includes a $170.0 million outstanding balance on the unsecured revolving credit facility as of December 31, 2013. The unsecured revolving credit facility expires January 15, 2018. We may exercise an option to extend the maturity date by one year. The annual facility fee of 0.30% is not reflected in the interest rate amounts included in this table.

(2)	Unconsolidated debt amounts are at our pro rata share of effective ownership.

Encumbered/Unencumbered Properties

	Consolidated Properties			Unconsolidated Properties (1)			Consolidated & Unconsolidated Properties (1)
	Properties	Approximate Acquisition Cost	Debt Balance	Properties	Approximate Acquisition Cost	Debt Balance	Properties	Approximate Acquisition Cost	Debt Balance
Encumbered Properties	45	$1,317,378	$665,292	14	$366,155	$186,730	59	$1,683,533	$852,022
Unencumbered Properties	54	1,277,816	—	16	374,370	—	70	1,652,186	—
Total Properties	99	$2,595,194	$665,292	30	$740,525	$186,730	129	$3,335,719	$852,022
__________

(1)
Number of Properties is at 100%. Approximate Acquisition Cost and Debt Balance for Unconsolidated Properties is at our pro rata share of effective ownership. Does not include our investment in CBRE Strategic Partners Asia.

Supplemental Information | Fourth Quarter 2013 | 28

CHAMBERS STREET PROPERTIES
Consolidated Debt
As of December 31, 2013
(In Thousands)

Property	Stated Interest Rate	Effective Interest Rate (1)	Maturity Date	Outstanding Balance

Avion Midrise III & IV (2)	5.52%	7.00%	4/1/2014	$19,979
Maskew Retail Park - Swapped to Fixed	5.68%	5.68%	8/10/2014	23,161
12650 Ingenuity Drive	5.62%	7.50%	10/1/2014	11,842
Bolingbrook Point III	5.26%	5.26%	1/1/2015	7,900
One Wayside Road	5.66%	5.25%	8/1/2015	13,352
One Wayside Road	5.92%	5.25%	8/1/2015	11,169
Lakeside Office Center	6.03%	6.03%	9/1/2015	8,743
Deerfield Commons I	5.23%	5.23%	12/1/2015	9,290
Celebration Office Center III	4.25%	2.50%	12/1/2015	8,998
22535 Colonial Pkwy	4.25%	2.50%	12/1/2015	8,051
Northpoint III	4.25%	2.50%	12/1/2015	10,419
Goodyear Crossing Ind. Park II	4.25%	2.50%	12/1/2015	19,891
3900 North Paramount Parkway	4.25%	2.50%	12/1/2015	7,815
3900 South Paramount Parkway	4.25%	2.50%	12/1/2015	7,815
1400 Perimeter Park Drive	4.25%	2.50%	12/1/2015	2,368
Miramar I	4.25%	2.50%	12/1/2015	9,283
Miramar II	4.25%	2.50%	12/1/2015	12,503
70 Hudson Street	5.65%	5.15%	4/11/2016	116,100
Point West I - Swapped to Fixed	3.41%	3.41%	12/6/2016	11,041
100 Tice Blvd	5.97%	4.38%	9/15/2017	19,544
100 Tice Blvd	5.97%	4.38%	9/15/2017	19,543
4701 Gold Spike Drive	4.45%	4.45%	3/1/2018	10,154
1985 International Way	4.45%	4.45%	3/1/2018	7,055
3770 Deerpark Boulevard	4.45%	4.45%	3/1/2018	7,294
Tolleson Commerce Park II	4.45%	4.45%	3/1/2018	4,386
20000 S. Diamond Lake Road	4.45%	4.45%	3/1/2018	6,388
Atrium I - Swapped to Fixed	3.78%	3.78%	5/31/2018	22,516
McAuley Place	3.98%	3.50%	9/1/2018	13,230
Easton III - Swapped to Fixed	3.95%	3.95%	1/31/2019	6,466
90 Hudson Street	5.66%	5.26%	5/1/2019	104,928
Fairforest Building 6	5.42%	6.50%	6/1/2019	2,086
North Rhett I	5.65%	6.50%	8/1/2019	2,405
Kings Mountain II	5.47%	6.50%	1/1/2020	4,043
North Rhett II	5.20%	6.50%	10/1/2020	1,628
Mount Holly Building	5.20%	6.50%	10/1/2020	1,628
Orangeburg Park Building	5.20%	6.50%	10/1/2020	1,656
Kings Mountain I	5.27%	6.50%	10/1/2020	1,411
Ten Parkway North	4.75%	4.75%	1/1/2021	11,777
Union Cross Building II	5.53%	6.50%	6/1/2021	6,471
Union Cross Building I	5.50%	6.50%	7/1/2021	2,124
Norman Pointe I	5.24%	3.50%	10/1/2021	20,512
Norman Pointe II	5.24%	3.50%	10/1/2021	22,583
The Landings I	5.24%	3.50%	10/1/2021	15,437
The Landings II	5.24%	3.50%	10/1/2021	13,616
Fairforest Building 5	6.33%	6.50%	2/1/2024	8,277
North Rhett IV	5.80%	6.50%	2/1/2025	8,414
Total Secured Notes Payable				665,292
Plus Premium				17,294
Less Discount				(1,386)
Total Secured Notes Payable, Net				$681,200
Unsecured Term Loans				$570,000
Revolving Credit Facility				$170,044
__________

(1)	Represents the rate at which interest expense is recorded for financial reporting purposes, which reflects the amortization of any discounts/premiums, excluding debt issuance costs.

(2)	This loan was repaid in full subsequent to December 31, 2013.

Supplemental Information | Fourth Quarter 2013 | 29

CHAMBERS STREET PROPERTIES
Unconsolidated Debt
As of December 31, 2013
(In Thousands)

Property	Stated Interest Rate	Effective Interest Rate	Maturity Date	Outstanding Balance (1)

Graben Distribution Center I & II	2.39%	2.39%	7/27/2017	$34,218
Koblenz Distribution Center	2.27%	2.27%	11/11/2017	34,933
Hansaline Distribution Center	3.01%	3.01%	11/25/2020	12,983
Bodenheim Logistikzentrum	3.01%	3.01%	11/25/2020	12,455
Lille-Douai Distribution Center	3.13%	3.13%	12/17/2020	28,332
Fairfield Distribution Ctr. IX	5.00%	5.00%	9/1/2021	3,561
Sam Houston Crossing I	4.42%	4.42%	9/1/2021	8,467
West Lake at Conway	5.00%	5.00%	9/1/2021	7,427
Regency Creek I	5.24%	5.24%	10/1/2021	8,716
Weston Pointe I - IV	5.24%	5.24%	10/1/2021	35,638
Total Unconsolidated Debt				$186,730
__________

(1)	Amounts are at our pro rata share of effective ownership.

Supplemental Information | Fourth Quarter 2013 | 30

CHAMBERS STREET PROPERTIES
Non-GAAP Supplemental Financial Measures:

Annualized Base Rent
Annualized Base Rent for each lease equals (i) 12 times the monthly cash base rent due as of December 31, 2013, or (ii) for any lease still in an initial free or reduced rent period as of the year ended December 31, 2013, 12 times the monthly cash base rent due upon expiration of the initial free or reduced rent period.
Net Operating Income
Net operating income, or NOI, is designed to reflect the operating performance of our portfolio by excluding certain items that are not considered to be controllable in connection with the management of the property. NOI is a non-GAAP financial measure which calculates, on a consolidated basis, rental income and tenant reimbursements less property and related expenses (operating and maintenance, property management fees, property level general and administrative expenses and real estate taxes) and excludes other non-property income and expenses, interest expense, depreciation and amortization, and our general and administrative expenses. NOI presented by us may not be comparable to NOI reported by other REITs that may use different methodologies. NOI should not be considered an alternative to net income as an indication of our performance, or as an alternative to cash flow from operating activities as a measure of our liquidity or ability to make cash distributions to shareholders.
Funds From Operations
The National Association of Real Estate Investment Trusts, or NAREIT, created Funds from Operations, or FFO, as a non-GAAP supplemental measure of REIT operating performance, which reflects the impact on operations from trends in occupancy rates, rental rates and operating costs. The most directly comparable GAAP measure to FFO is net income. FFO is used commonly in the real estate industry because historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry analysts and investors consider presentations of operating results for REITs that use historical cost accounting to be insufficient.
We compute FFO in accordance with standards established by NAREIT. The revised NAREIT White Paper on FFO defines FFO as net income or loss computed in accordance with GAAP, excluding extraordinary items, as defined by GAAP, impairment charges and gains and losses from sales of depreciable operating property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures.
Core Funds From Operations
Changes in the accounting and reporting rules under GAAP (for acquisition fees and expenses from a capitalization/depreciation model to an expensed-as-incurred model) that have been put into effect since the establishment of NAREIT's definition of FFO have prompted an increase in the non-cash and non-operating items included in FFO. We calculate Core Funds from Operations, or Core FFO, as FFO exclusive of the net effects of acquisition costs, interest rate swap gains/losses, transition and listing costs, and unrealized gain/loss in investments in unconsolidated entities.

Supplemental Information | Fourth Quarter 2013 | 31

CHAMBERS STREET PROPERTIES (continued)
Non-GAAP Supplemental Financial Measures:

We believe that Core FFO is a useful measure of management's decision-making process and appropriately presents our results of operations on a comparative basis. The items that we exclude from net income are subject to significant fluctuations from period to period that cause both positive and negative effects on our results of operations, often in inconsistent and unpredictable directions. For example, our acquisition costs are primarily the result of the volume of our acquisitions completed during each period, and therefore we believe such acquisition costs are not reflective of our operating results during each period. Similarly, unrealized gains or losses that we have recognized during a given period are based primarily upon changes in the estimated fair market value of certain of our investments due to changes in market conditions and do not necessarily reflect the operating performance of these properties during the corresponding period. Further, costs associated with certain other non-reoccurring expenses, such as the process of transitioning from being an externally managed company to a self-managed company, our listing of our common shares on the New York Stock Exchange and our modified "Dutch Auction" tender offer are not reflective of our operating results during each period.
We believe that Core FFO is useful to investors as a supplemental measure of operating performance because adjusting FFO to exclude acquisition costs, unrealized gains and/or losses or other non- reoccurring expenses provides investors a view of the performance of our portfolio over time, including if we cease to acquire properties on a frequent and regular basis and allows for a comparison of the performance of our portfolio with other REITs that are not currently engaging in acquisitions. We also believe that Core FFO may provide investors with a useful indication of our future performance, and of the sustainability of our current distribution policy. However, because Core FFO excludes acquisition costs, unrealized gains or losses and/or other non-reoccurring expenses which are important components in an analysis of our historical performance, such supplemental measure should not be construed as a historical performance measure and may not be as useful a measure for estimating the value of our common shares.
We calculate Adjusted Funds From Operations, or AFFO, as Core FFO exclusive of the net effects of (i) amortization associated with deferred financings costs; (ii) amortization of above- and below-market lease intangibles; (iii) amortization of premium on notes payable; (iv) amortization of deferred revenue related to tenant improvements; (v) non-cash share-based compensation expense; (vi) straight-line rental revenue; and (vii) recurring capital expenditures.
Not all REITs calculate FFO, Core FFO or AFFO (or an equivalent measure), in the same manner and therefore comparisons with other REITs may not be meaningful. None of these measures present, nor do we intend for them to present, a complete picture of our financial condition and/or operating performance. We believe that net income, as computed under GAAP, appropriately remains the primary measure of our performance and that FFO, Core FFO and AFFO, when considered in conjunction with net income, improves the investing public's understanding of the operating results of REITs and makes comparisons of REIT operating results more meaningful.

Supplemental Information | Fourth Quarter 2013 | 32

CHAMBERS STREET PROPERTIES (continued)
Non-GAAP Supplemental Financial Measures:
Reconciliation of Net Income (Loss) to Consolidated Net Operating Income (NOI)
As of December 31, 2013
($ In Thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2013	2012	2013	2012
Net Income (Loss)	$4,037	$(26,571)	$83,346	$(43,008)
General and Administrative	5,430	3,684	23,138	14,660
Investment Management Fee	—	12,424	489	29,695
Acquisition-related Expenses	512	5,243	2,690	7,752
Depreciation and Amortization	27,991	18,428	102,793	72,383
Transition and Listing Expenses	—	97	12,681	8,249
Total Expenses	33,933	39,876	141,791	132,739
Interest and Other Income	(216)	(430)	(1,321)	(2,235)
Interest Expense	14,839	8,198	47,295	33,845
Interest Expense and Net Change in Fair Value of Non-Qualifying Derivative Financial Instruments	(32)	3	(614)	118
Loss on Early Extinguishment of Debt	(521)	15,598	1,051	17,284
Gain on Conversion of Equity Interest to Controlling Interest	(227)	—	(75,763)	—
Provision for Income Taxes	13	49	287	266
Equity in Income of Unconsolidated Entities	(1,848)	(1,403)	(12,111)	(3,959)
Total Income from Discontinued Operations	(2,846)	(291)	(3,141)	(307)
Net Operating Income - GAAP Basis	$47,132	$35,029	$180,820	$134,743
Straight-line Rent Adjustment, Net	(2,383)	(2,028)	(10,269)	(7,491)
Above/Below Market Lease Amortization, Net	1,374	1,174	6,402	2,485
Net Operating Income - Cash Basis	$46,123	$34,175	$176,953	$129,737

Supplemental Information | Fourth Quarter 2013 | 33

Chambers Street Properties 47 Hulfish Street, Suite 210 Princeton, NJ 08542-3706 609 683-4900 www.ChambersStreet.com